FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 1998


Available Amount to Note Holders:                                                      6,899,669.36

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                   --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                  --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                             639,336.14
          (b) Servicer Fees from current and prior Collection Period                      74,504.26
          (c) Servicing Charges inadvertantly deposited in Collection Account                    --
(iv)      Current and unpaid Back-up Servicing Fees                                        2,980.17
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                   19,124.19
          Adjustment to prior month premium amount                                               --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees        291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                          --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                --
          Adjustment to prior month Class A-1 Note Interest                                      --
          Class A-2 Note Interest                                                        392,412.26
          Class A-3 Note Interest                                                        272,663.71
          Class A-4 Note Interest                                                        202,342.75
(ix)      Class B-1 Note Interest                                                         20,445.66
(x)       Letter of Credit Bank Fee and unpaid amounts                                     1,633.28
(xi)      Class B-2 Note Interest                                                         19,153.89
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                --
          Class A-2 Principal Distribution Amount                                      4,913,545.59
          Class A-3 Principal Distribution Amount                                                --
          Class A-4 Principal Distribution Amount                                                --
(xiii)    Note Insurer Reimbursement Amount                                                      --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal  106,816.21
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal  106,816.21
(xvi)     Letter of Credit Reimbursement Amount                                                  --
(xvii)    Class B-3 Note Interest                                                         20,787.17
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal  106,816.21
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)          --
(xx)      Letter of Credit Additional Reimbursement Amount                                       --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 1998


(xxii)    Remaining Amount to Residual Holder                                                    --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                     --
          Class A-2 additional Principal Distribution Amount                                     --
          Class A-3 additional Principal Distribution Amount                                     --
          Class A-4 additional Principal Distribution Amount                                     --
          Class B-1 additional Principal Distribution Amount                                     --
          Class B-2 additional Principal Distribution Amount                                     --
          Class B-3 additional Principal Distribution Amount                                     --


          Reviewed By:



          --------------------------------------------
          Craig M. Spencer
          Senior Vice President and
          Chief Accounting Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED AUGUST 1, 1998


                       Initial         Beginning         Base         Additional           Total          Ending           Ending
                      Principal        Principal       Principal       Principal         Principal       Principal      Certificate
   Class               Balance          Balance      Distribution    Distribution       Distribution      Balance          Factor
 ---------         -------------     -------------   -------------   ---------------   -------------- --------------      ---------
 Class A-1         32,998,000.00                -               -                 -                 -             -       0.0000000
 Class A-2         85,479,000.00     74,156,647.48   4,913,545.59                 -      4,913,545.59  69,243,101.90      0.8100598
 Class A-3         51,527,000.00     51,527,000.00              -                 -                 -  51,527,000.00      1.0000000
 Class A-4         38,238,000.00     38,238,000.00              -                 -                 -  38,238,000.00      1.0000000
 ---------         -------------     -------------   -------------   ---------------   -------------- --------------      ---------
 Total Class A    208,242,000.00    163,921,647.48   4,913,545.59                  -     4,913,545.59 159,008,101.90      0.7635736
 Class B-1          4,527,000.00      3,563,514.08     106,816.21                  -       106,816.21   3,456,697.87      0.7635736
 Class B-2          4,527,000.00      3,563,514.08     106,816.21                  -       106,816.21   3,456,697.87      0.7635736
 Class B-3          4,527,000.00      3,563,514.08     106,816.21                  -       106,816.21   3,456,697.87      0.7635736
 ---------         -------------     -------------   -------------   ---------------   -------------- --------------
 Total            221,823,000.00    174,612,189.72   5,233,994.21                  -     5,233,994.21 169,378,195.51

ADCPB at end of Collection Period                                                                     173,469,424.01
                                                                                                      --------------
Excess of ending ADCPB over ending note balance                                                         4,091,228.50
Floor                                                                                                   4,527,025.86
                                                                                                      --------------
Difference                                                                                               (435,797.36)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1998

AVAILABLE FUNDS
    Collection Account balance, as of July 31, 1998                                                   3,998,037.42
    Investment earnings on amounts in Collection Account                                                 13,583.64
    Payments due Collection Account from last 3 business days of Collection Period                      502,621.65
    Additional contribution for terminated trade-ups and rebooked leases                                      -
    Servicer Advance on current Determination Date                                                    2,385,426.65
                                                                                                      ------------
    Available Funds on Payment Date                                                                   6,899,669.36
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                         -
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             6,899,669.36
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                        -
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             6,899,669.36
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                                  639,336.14
    Unreimbursed Servicer Advances paid                                                                 639,336.14
                                                                                                      ------------
    Unreimbursed Servicer Advances remaining unpaid                                                          -
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             6,260,333.22
SERVICER FEES
    Servicer Fees due                                                                                    74,504.26
    Servicer Fees paid                                                                                   74,504.26
                                                                                                      ------------
    Servicer Fees remaining unpaid                                                                           -
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             6,185,828.96
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                               -
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             6,185,828.96
BACK-UP SERVICER FEES
    Back-up Servicer Fees due                                                                             2,980.17
    Back-up Servicer Fees paid                                                                            2,980.17
                                                                                                      ------------
    Back-up Servicer Fees remaining unpaid                                                                   -
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             6,182,848.79
PREMIUM AMOUNT
    Premium Amount due                                                                                   19,124.19
    Premium Amount paid                                                                                  19,124.19
                                                                                                      ------------
    Premium Amount remaining unpaid                                                                          -
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             6,163,724.59
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                               291.67
    Indenture Trustee Fee paid                                                                              291.67
                                                                                                      ------------
    Indenture Trustee Fee remaining unpaid                                                                   -
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             6,163,432.92
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
    Total Indenture Trustee Expenses due                                                                     -
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                   75,000.00
                                                                                                      ------------
    Total Indenture Trustee Expenses paid                                                                    -
                                                                                                      ------------
    Indenture Trustee Expenses unpaid                                                                        -

REMAINING AVAILABLE FUNDS                                                                             6,163,432.92


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1998

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                                   -
    Class A-2 Note Interest                                                                             392,412.26
    Class A-3 Note Interest                                                                             272,663.71
    Class A-4 Note Interest                                                                             202,342.75
                                                                                                    --------------
    Total Class A Interest due                                                                          867,418.72
                                                                                                    --------------
REMAINING AVAILABLE FUNDS                                                                             5,296,014.20
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                          20,445.66
    Class B-1 Note Interest paid                                                                         20,445.66
                                                                                                    --------------
    Class B-1 Note Interest remaining unpaid                                                                 -
                                                                                                    --------------
REMAINING AVAILABLE FUNDS                                                                             5,275,568.54
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
    Letter of Credit Bank Fee due                                                                         1,633.28
    Letter of Credit Bank Fee paid                                                                        1,633.28
                                                                                                    --------------
    Letter of Credit Bank Fee remaining unpaid                                                                -
                                                                                                    --------------
REMAINING AVAILABLE FUNDS                                                                             5,273,935.27
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                          19,153.89
    Class B-2 Note Interest paid                                                                         19,153.89
                                                                                                    --------------
    Class B-2 Note Interest remaining unpaid                                                                 -
                                                                                                    --------------
REMAINING AVAILABLE FUNDS                                                                             5,254,781.38
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                                    4,913,545.59
    Class A Note Principal Balance as of preceding Payment Date                                     163,921,647.48
                                                                                                    --------------
    Class A Base Principal Distribution Amount paid                                                   4,913,545.59
                                                                                                    --------------
    Class A Base Principal Distribution Amount remaining unpaid                                              -

    Class A-1 Note Principal Balance as of preceding Payment Date                                            -
    Class A-1 Base Principal Distribution Amount paid                                                        -
                                                                                                    --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                                      -
                                                                                                    --------------

    Remaining Class A Base Principal Distribution Amount                                              4,913,545.59
                                                                                                    --------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                    74,156,647.48
    Class A-2 Base Principal Distribution Amount paid                                                 4,913,545.59
                                                                                                    --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                              69,243,101.90

    Remaining Class A Base Principal Distribution Amount                                                     -
                                                                                                    --------------

    Class A-3 Note Principal Balance as of preceding Payment Date                                    51,527,000.00
    Class A-3 Base Principal Distribution Amount paid                                                        -
                                                                                                    --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                              51,527,000.00

    Remaining Class A Base Principal Distribution Amount                                                     -
                                                                                                    --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1998

    Class A-4 Note Principal Balance as of preceding Payment Date                                    38,238,000.00
    Class A-4 Base Principal Distribution Amount paid                                                        -
                                                                                                    --------------
    Class A-4 Note Principal Balance after distribution on Payment Date                              38,238,000.00

REMAINING AVAILABLE FUNDS                                                                               341,235.79

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                                     -
    Note Insurer Reimbursement Amount paid                                                                    -
                                                                                                    --------------
    Note Insurer Reimbursement Amount remaining unpaid                                                        -
REMAINING AVAILABLE FUNDS                                                                               341,235.79

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                                     3,563,514.08
    Class B-1 Base Principal Distribution due                                                           106,816.21
    Class B-1 Base Principal Distribution paid                                                          106,816.21
                                                                                                    --------------
    Class B-1 Base Principal Distribution remaining unpaid                                                    -
    Class B-1 Note Principal Balance after distribution on Payment Date                               3,456,697.87

REMAINING AVAILABLE FUNDS                                                                               234,419.58

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                                     3,563,514.08
    Class B-2 Base Principal Distribution due                                                           106,816.21
    Class B-2 Base Principal Distribution paid                                                          106,816.21
                                                                                                    --------------
    Class B-2 Base Principal Distribution remaining unpaid                                                    -
    Class B-2 Note Principal Balance after distribution on Payment Date                               3,456,697.87

REMAINING AVAILABLE FUNDS                                                                               127,603.37

LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Letter of Credit Reimbursement Amount due                                                                -
    Letter of Credit Reimbursement Amount paid                                                               -
                                                                                                    --------------
    Letter of Credit Reimbursement Amount remaining unpaid                                                   -
REMAINING AVAILABLE FUNDS                                                                               127,603.37
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                          20,787.17
    Class B-3 Note Interest paid                                                                         20,787.17
                                                                                                    --------------
    Class B-3 Note Interest remaining unpaid                                                                 -
                                                                                                    --------------
REMAINING AVAILABLE FUNDS                                                                               106,816.21

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                                     3,563,514.08
    Class B-3 Base Principal Distribution due                                                           106,816.21
    Class B-3 Base Principal Distribution paid                                                          106,816.21
                                                                                                    --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1998

    Class B-3 Base Principal Distribution remaining unpaid                                                    0.00
    Class B-3 Note Principal Balance after distribution on Payment Date                               3,456,697.87

REMAINING AVAILABLE FUNDS                                                                                     -
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
    Indenture Trustee Expenses unpaid per above                                                               -
    Remaining Indenture Trustee Expenses paid                                                                 -
                                                                                                    --------------
    Remaining Indenture Trustee Expenses unpaid                                                               -
REMAINING AVAILABLE FUNDS                                                                                     -

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Additional Letter of Credit Reimbursement Amount due                                                      -
    Additional Letter of Credit Reimbursement Amount paid                                                     -
                                                                                                    --------------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                                         -
REMAINING AVAILABLE FUNDS                                                                                     -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                                  -
    Other Amounts Due Servicer under Servicing Agreement paid                                                 -
                                                                                                    --------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                     -
REMAINING AVAILABLE FUNDS                                                                                     -

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                                  435,797.36

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                             -

REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                                     -

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                                 -
    Adjusted Principal Distribution Sharing Ratio                                                           93.878%
    Additional Principal Distribution to Class A                                                              -

    Class A Note Principal Balance after payment above                                              159,008,101.90
                                                                                                    --------------
    Class A additional Principal Distribution Amount paid                                                    -
                                                                                                    --------------
    Excess cash after payment of additional Class A Principal Distribution                                   -

    Class A-1 Note Principal Balance after payment above                                                     -
    Class A-1 additional Principal Distribution Amount paid                                                  -
                                                                                                    --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                                      -
                                                                                                    --------------

    Remaining Class A additional Principal Distribution Amount                                               -
                                                                                                    --------------

    Class A-2 Note Principal Balance after payment above                                             69,243,101.90
    Class A-2 additional Principal Distribution Amount paid                                                  -
                                                                                                    --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                              69,243,101.90

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1998

    Remaining Class A additional Principal Distribution Amount                                               -
                                                                                                    --------------

    Class A-3 Note Principal Balance after payment above                                             51,527,000.00
    Class A-3 additional Principal Distribution Amount paid                                                  -
                                                                                                    --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                              51,527,000.00

    Remaining Class A additional Principal Distribution Amount                                               -
                                                                                                    --------------

    Class A-4 Note Principal Balance after payment above                                             38,238,000.00
    Class A-4 additional Principal Distribution Amount paid                                                  -
                                                                                                    --------------
    Class A-4 Note Principal Balance after distribution on Payment Date                              38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                                -
    Adjusted Principal Distribution Sharing Ratio                                                            2.041%

    Additional Principal Distribution to Class B-1                                                           -

    Class B-1 Note Principal Balance after payment above                                              3,456,697.87
    Class B-1 additional Principal Distribution paid                                                         -
                                                                                                    --------------
    Class B-1 Note Principal Balance after distribution on Payment Date                               3,456,697.87

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                                -
    Adjusted Principal Distribution Sharing Ratio                                                            2.041%

    Additional Principal Distribution to Class B-2                                                           -

    Class B-2 Note Principal Balance after payment above                                              3,456,697.87
    Class B-2 additional Principal Distribution paid                                                         -
                                                                                                    --------------
    Class B-2 Note Principal Balance after distribution on Payment Date                               3,456,697.87

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                                -
    Adjusted Principal Distribution Sharing Ratio                                                            2.041%

    Additional Principal Distribution to Class B-3                                                           -

    Class B-3 Note Principal Balance after payment above                                              3,456,697.87
    Class B-3 additional Principal Distribution paid                                                         -
                                                                                                    --------------
    Class B-3 Note Principal Balance after distribution on Payment Date                               3,456,697.87

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 1998


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                      178,810,234.43
     ADCPB, end of Collection Period                                                            173,469,424.01
                                                                                                --------------
     Base Principal Amount                                                                        5,340,810.42

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                              2,179,707.66
     Servicing Advances collected during the current Collection Period                            1,540,371.52
                                                                                                --------------
     Unreimbursed Servicing Advances as of current Determination Date                               639,336.14

CALCULATION OF INTEREST DUE

                           BEGINNING                          CURRENT                              TOTAL
                           PRINCIPAL            INTEREST      INTEREST           OVERDUE          INTEREST
       CLASS                BALANCE               RATE          DUE              INTEREST           DUE
     ---------          --------------           -------     ----------          ---------       ----------
     Class A-1                    -              5.7325%           -                 -                 -
     Class A-2           74,156,647.48           6.3500%     392,412.26              -           392,412.26
     Class A-3           51,527,000.00           6.3500%     272,663.71              -           272,663.71
     Class A-4           38,238,000.00           6.3500%     202,342.75              -           202,342.75
     Class B-1            3,563,514.08           6.8850%      20,445.66              -            20,445.66
     Class B-2            3,563,514.08           6.4500%      19,153.89              -            19,153.89
     Class B-3            3,563,514.08           7.0000%      20,787.17              -            20,787.17
                        --------------                       ----------             --           ----------
                        174,612,189.72           6.3762%     927,805.43              -           927,805.43

CALCULATION OF PRINCIPAL DUE

                              BASE              BASE                                TOTAL
                            PRINCIPAL         PRINCIPAL          OVERDUE          PRINCIPAL
        CLASS              AMOUNT PCT.         AMOUNT           PRINCIPAL            DUE
     ---------            ------------      ------------        ----------      ------------
     Class A                     92.0%      4,913,545.59              -         4,913,545.59
     Class B-1                    2.0%        106,816.21              -           106,816.21
     Class B-2                    2.0%        106,816.21              -           106,816.21
     Class B-3                    2.0%        106,816.21              0.00        106,816.21
                                            ------------        ----------      ------------
                                            5,233,994.21              0.00      5,233,994.21

CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                    178,810,234.43
     Servicer Fee Rate                                                                                  0.500%
     One-twelfth                                                                                         1/12
    Servicer Fee due current period                                                                 74,504.26
     Prior Servicer Fee arrearage                                                                        -
                                                                                               --------------
     Servicer Fee due                                                                               74,504.26

CALCULATION OF BACK-UP SERVICER FEE
     ADCPB as of the prior Calculation Date                                                    178,810,234.43
     Back-up Servicer Fee Rate                                                                          0.020%
     One-twelfth                                                                                         1/12

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 1998

Back-up Servicer Fee due Current Period                                                               2,980.17
     less overpayment from prior period                                                                    -
     Prior Back-up Servicer Fee Arrearage                                                                  -
                                                                                                --------------
     Back-up Servicer Fee due                                                                         2,980.17

CALCULATION OF PREMIUM AMOUNT
     Class A Principal Amount as of the immediately preceding Collection Period                 163,921,647.48
     Premium Rate                                                                                        0.140%
     One-twelfth                                                                                          1/12
     Premium Amount due Current Period                                                               19,124.19
     Prior Premium Amount arrearage                                                                        -
                                                                                                --------------
     Total Premium Amount due                                                                        19,124.19

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                           291.67
     Prior Indenture Trustee Fee arrearage                                                                 -
                                                                                                --------------
     Total Indenture Trustee Fee due                                                                    291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
     Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)              3,563,514.08
     Letter of Credit Bank Fee Rate                                                                       0.55%
     One-twelfth                                                                                          1/12
     Letter of Credit Bank Fee due Current Period                                                     1,633.28
     Letter of Credit Bank Fee arrearage                                                                   -
                                                                                                --------------
     Total Letter of Credit Bank Fee arrearage due                                                    1,633.28

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due current period                                              -
     Prior Letter of Credit Reimbursement Amount arrearage                                                 -
                                                                                                --------------
     Total Letter of Credit Reimbursement Amount due                                                       -

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                        -
     Prior Indenture Trustee Expenses arrearage                                                            -
                                                                                                --------------
     Total Indenture Trustee Expenses due                                                                  -

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due current period                                   -
     Prior Additional Letter of Credit Reimbursement Amount arrearage                                      -
                                                                                                --------------
     Total Additional Letter of Credit Reimbursement Amount due                                            -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                 -
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                -
                                                                                                --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                            -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 1998



FLOOR CALCULATION
     Initial ADCPB                                                                              226,351,292.85
     Floor percent                                                                                        2.00%
     Floor                                                                                        4,527,025.86

     ADCPB as of end of immediately preceding Collection Period                                 173,469,424.01

     Aggregate Note Balances prior to any payment on current Payment Date                       174,612,189.72
     Payments on payment date prior to application of Floor Amount, if any
     Class A                                                                                      4,913,545.59
     Class B-1                                                                                      106,816.21
     Class B-2                                                                                      106,816.21
     Class B-3                                                                                      106,816.21
                                                                                                --------------
     Total Base Principal Amount distributions on current payment date                            5,233,994.21
                                                                                                --------------
     Aggregate Note Balance after payment of Base Principal Amount                              169,378,195.51
                                                                                                --------------
     Excess of ADCPB over Ending Note Balances                                                    4,091,228.50

     Difference between excess and floor                                                            435,797.36

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 1998


RESTRICTING EVENT DETERMINATION:
                                                                      Yes/No
                                                                      ------
  A) Event of Servicer Termination (Yes/No)                            No
  B) Note Insurer has Made a Payment (Yes/No)                          No
  C) Gross Charge Off Event has Occurred (Yes/No)                      No
  D) Delinquency Trigger Event has Occurred (Yes/No)                   No




EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                    Yes/No
                                                                    ------
A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such
Notes or the Indenture                                                No

B) Failure to distribute to the Noteholders (x) on any Payment
Date, an amount equal to the principal due on the Outstanding
Notes as of such Payment Date to the extent that sufficient
Available Funds are on deposit in the Collection Account of (y)
on the                                                                No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


   SECTION                                   EVENT                                                                       Yes/No
   --------            ------------------------------------------------------------------------------------------------- -------
   6.01(i)             Failure to make payment required                                                                     No
   6.01(ii)            Failure to submit Monthly Statement                                                                  No
   6.01(iii)           Failure to Observe Covenants in Servicing Agreement                                                  No
   6.01(iv)            Servicer consents to appointment of custodian, receiver, etc.                                        No
   6.01(v)             Servicer files a voluntary petition for bankruptcy                                                   No
   6.01(vi)            Order of judgement in excess of $500,000                                                             No
   6.01(vii)           Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days No
   6.01(viii)          Assignment by Servicer to a delegate its rights under Servicing Agreement                            No
   6.01(ix)            Servicer Trigger Event as contained in the Insurance Agreement has occurred.                         No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED AUGUST 1, 1998

Gross Charge Event Calculation:
                                                                                                               Result
                                                                                                               ------
    Gross Charge Off Ratio Current Period                                                                       0.03%
    Gross Charge Off Ratio Prior Period                                                                         1.09%
    Gross Charge Off Ratio Second Prior Period                                                                  1.33%
                                                                                                               ------
    Average of Gross Charge Off Ratio for Three Periods                                                         0.82%
    Maximum Allowed                                                                                             2.50%

    Gross Charge Off Ratio:

                                ADCPB OF                                                            GROSS CHARGE OFF RATIO
                              ALL DEFAULTED         LESS                                                 CHARGE OFFS/
                                CONTRACTS        RECOVERIES        CHARGE OFFS            ADCPB             ADCPB
                              -------------      ----------        -----------       --------------      ------------
    Current Period             492,410.63        488,109.33           4,301.30       173,469,424.01             0.03%
    Prior Period               558,855.87        396,025.65         162,830.22       178,810,234.43             1.09%
    Second Prior Period        558,581.01        355,230.49         203,350.52       183,809,646.31             1.33%


Delinquency Event Calculation:
                                                                                                               Result
                                                                                                               ------

    Delinquency Trigger Ratio Current Period                                                                    3.09%
    Delinquency Trigger Ratio Prior Period                                                                      2.99%
    Delinquency Trigger Ratio Second Prior Period                                                               3.17%
                                                                                                               ------
    Average of Delinquency Trigger Ratios                                                                      3.09%
    Maximum Allowed                                                                                            7.50%

Delinquency Trigger Ratio:
                                   A                      B                A/B
                               ADCPB OF               ADCPB OF
                           CONTRACT > 30 DAY        ALL CONTRACTS    DELINQUENCY TRIGGER
                               PAST DUE           AS OF MONTH-END         RATIO:
                           -----------------      ---------------    -------------------
    Current Period           5,363,652.73         173,469,424.02                   3.09%
    Prior Period             5,362,255.28         179,222,649.91                   2.99%
    Second Prior Period      5,826,430.47         183,694,357.13                   3.17%

                                     Page 1